UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2018

MOUNT TAM BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-192060	45-3797537
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7250 Redwood Boulevard, Suite 300

Novato, California  94925

(425) 214-4079

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities

Convertible Note Transaction with Climate Change Investigation, Innovation and Investment Company, LLC

On September 20, 2018, Mount Tam Biotechnologies, Inc. (the “Company”), and Climate Change Investigation, Innovation and Investment Company, LLC, a California limited liability company (the “Lender”) entered into an arrangement whereby Lender will lend the Company $100,000 pursuant to the terms of a convertible promissory note (the “Note”).  The Note bears interest at a rate of 8.0% per annum and has a maturity date of May 18, 2019.  By agreement of the parties, the Note has an effective date of September 18, 2018 and bears interest from such date. The Manager of Lender, James Farrell, is a director and shareholder of the Company.  Pursuant to the requirements of the Nevada Revised Statutes, the disinterested members of the Company’s board of directors approved the transaction with Lender.

The Company and Lender also entered into a Security Agreement (the “Security Agreement”) pursuant to which the Company and the Lender agreed that all amounts, liabilities and obligations owed by the Company to the Lender (including, but not limited to, all amounts owed under the Note) are secured by security interest in all assets of the Company on the terms and conditions set forth in the Security Agreement.   The security interest granted to the Lender is subject to certain permitted security interests, specifically those interests previously granted to (i) 0851229 BC, Ltd. (“BC”) pursuant to an amended and restated security agreement dated as of June 14, 2016 (included as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on June 15, 2016) (the “BC Security Interest”) and (ii) Fromar Investments, LP (“Fromar”) pursuant to a security agreement dated as of March 5, 2018 (included as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 12, 2018) (the “Fromar Security Interest”).

Pursuant to the terms of the Note, if the Company issues capital stock or any security convertible into or exercisable for its capital stock in a transaction, the primary purpose of which is to raise capital (a “Financing”), the Lender may convert all or any portion of the outstanding principal amount and accrued and unpaid interest into the same securities issued by the Company in the Financing (the “Financing Securities”) at a conversion price equal to eighty percent (80%) of the price per Financing Securities paid by the other investors in the Financing. If the Company consummates a Qualified Financing (as hereinafter defined) then the outstanding principal amount and all accrued and unpaid interest shall automatically convert into the same securities issued to investors in the Qualified Financing (the “Qualified Financing Securities”) at a conversion price equal to eighty percent (80%) of the price per Qualified Financing Securities paid by the other investors in the Qualified Financing. A “Qualified Financing” means a Financing which results in gross proceeds to the Company, in one or a series of related transactions, of at least $2,000,000 (including the aggregate amount of indebtedness converted into equity securities in such Financing), in which either (i) the investor leading negotiations with the Company is a bona fide institutional investor or (ii) the investor leading negotiations with the Company is not a bona fide institutional investor but the Financing includes commercially reasonable customary terms and conditions for an equity financing of an early-stage biopharmaceutical company.

Effective upon a complete funding of the entire principal amount of $100,000, the Company agreed to issue to the Lender 200,000 shares of its common stock.  The Company agreed to issue to the Lender an additional 200,000 shares of its common stock in the event that the Company has not either (i) closed a Financing resulting in funding of at least $1,000,000 to the Company after the date of the Note, but on or before January 1, 2019, or (ii) received a binding term sheet or other similar binding agreement pertaining to a licensing transaction with a company that operates in the pharmaceutical and/or biotech industries that will provide for at least $500,000 in upfront payments to the Company on or before January 1, 2019, as well as milestones and royalties for TAM-01, TAM-3, or for any follow-on compounds of the Company (a “Licensing Transaction”) on or before January 1, 2019.  The Company agreed to issue to the Lender an additional 600,000 shares of its common stock in the event that the Company has not either (i) closed a Financing resulting in funding of at least $1,000,000 to the Company after the date of the Note, but on or before April 30, 2019, or (ii) received a binding term sheet or other similar binding agreement for a Licensing Transaction on or before April 30, 2019.

In addition to the foregoing, the Company entered into an Intercreditor Agreement with the Lender, BC and Fromar (collectively, the “Creditors”), with an effective date of September 18, 2018 (the “Intercreditor Agreement”), whereby the security interest granted to the Lender under the Security Agreement, the BC Security Interest and the Fromar Security Interest shall each rank pari passu with each other. Further, the Creditors each agreed to jointly exercise their respective rights under their respective security interests, and to jointly share in the amount realized from exercising such rights under their respective security interests in proportion to the amount of their respective debt with respect to which a default has occurred to the total debt of each of the Creditors with respect to which a default has occurred.

The Note and the securities of the Company into which the Note is convertible were offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws. The Lender has represented to the Company that it is an accredited investor. No person received any underwriting discount or commission in connection with the issuance of the securities described herein.

Amendments to Existing Notes

On September 24, 2018, the Company entered into an amendment (the “First Note Amendment”) to that certain Convertible Promissory Note with Fromar Investments, LP originally dated March 5, 2018 (the “March 2018 Note”) whereby the maturity date of the March 2018 Note was extended to November 15, 2018.

On September 24, 2018, the Company also entered into an amendment (the “Second Note Amendment”) to that certain Amended and Restated Convertible Promissory Note with 0851229 BC, Ltd. originally dated June 13, 2016 and amended on March 5, 2018 (the “June 2016 Note”) whereby the maturity date of the June 2016 Note was extended to November 15, 2018.

The foregoing descriptions of the Note, the Security Agreement, the Intercreditor Agreement, the First Note Amendment and the Second Note Amendment do not purport to be complete and are qualified in their entirety by the terms and conditions of the agreements themselves. Copies of the Note, the Security Agreement, the Intercreditor Agreement, the First Note Amendment and the Second Note Amendment are included herewith as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 respectively, and each is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Convertible Promissory Note
10.2	Security Agreement
10.3	Intercreditor Agreement
10.4	First Note Amendment
10.5	Second Note Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNT TAM BIOTECHNOLOGIES, INC.

Date:	September 25, 2018
By:	/s/ Richard Marshak
Name:	Richard Marshak
Title:	Chief Executive Officer